Please file this Prospectus Supplement with your records.

CALIFORNIA INVESTMENT TRUST
California Tax-Free Money Market Fund
The United States Treasury Trust

Supplement dated December 19, 2008, to the Prospectuses dated January 1, 2008.

On October 8, 2008, the Board of Trustees of California Investment Trust (collectively, the “Board”) unanimously approved the participation of each of the funds listed above (the “Funds”) in the initial term of the U.S. Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market
Funds (the “Program”).

On November 24, 2008, the Treasury announced its decision to extend the Program for the period from December 19, 2008 through April 30, 2009 (the “Extended Program”). On December 2, 2008, the Board unanimously approved the participation of each of the funds in the Extended Program.

Consistent with the Funds’ participation in the initial term, the Extended Program applies only to shareholders of record of each Fund as of September 19, 2008. Subject to certain conditions and limitations, in the event that the market-based net asset value per share of a Fund falls below $0.995 and the Fund liquidates its holdings, any shares held by an investor in the Fund as of the close of business on September 19, 2008, or held by the investor when the market-based net asset value per share of the Fund falls below $0.995, whichever is less, are insured against loss under the Extended Program. Shares acquired by investors after September 19, 2008, are generally not eligible for protection under the Extended Program.

Participation in the Extended Program requires a payment to the Treasury in the amount of either 0.015% or 0.022%, depending upon the market-based net asset value of a Fund as of September 19, 2008 (the “Program Participation Payment”). The Program Participation Payment for each Fund is 0.015%, and each Fund will bear the expense of its participation in the Program.

The Secretary of the Treasury may extend the Program beyond April 30, 2009 through the close of business on September 18, 2009. If the Program is further extended, the Board will consider whether each Fund should continue to participate.  Continued participation in any extension of the Program would entail the payment of additional fees.